Old Republic International Corporation Nonqualified Deferred Compensation Plan Adoption Agreement

Table of Contents Old Republic International Corporation Nonqualified Deferred Compensation Plan 409A AA – December 2025 i 1.01 Preamble ................................................................................................................................................................ .. 1 1.02 Plan ............................................................................................................................................................................ 1 1.03 Plan Sponsor .......................................................................................................................................................... 1 1.04 Employer ................................................................................................................................................................. 2 1.05 Administrator ........................................................................................................................................................ 2 1.06 Key Employee Determination Dates ............................................................................................................ 2 2.01 Participation ........................................................................................................................................................... 3 3.01 Compensation ........................................................................................................................................................ 4 3.02 Bonuses ................................................................................................................................................................ .... 5 4.01 Participant Contributions ................................................................................................................................. 6 5.01 Employer Contributions .................................................................................................................................... 9 6.01 Distributions ........................................................................................................................................................ 12 7.01 Vesting ................................................................................................................................................................ .... 18 8.01 Unforeseeable Emergency.............................................................................................................................. 22 9.01 Investment Decisions ....................................................................................................................................... 23 10.01 Trust ........................................................................................................................................................................ 24 11.01 Termination Upon Change In Control ....................................................................................................... 25 11.02 Automatic Distribution Upon Change In Control .................................................................................. 25 11.03 Change In Control .............................................................................................................................................. 25 12.01 Governing State Law ......................................................................................................................................... 26 Appendix A ............................................................................................................................................................................... 28 Appendix B ............................................................................................................................................................................... 29

Adoption Agreement Old Republic International Corporation Nonqualified Deferred Compensation Plan 409A AA – December 2025 1 1.01 Preamble By the execution of this Adoption Agreement the Plan Sponsor hereby [complete (a) or (b)] (a) ☐ adopts a new plan as of January 1, 2025 (b) ☒ amends and restates its existing plan as of January 1, 2026 which is the Amendment Effective Date. Except as otherwise provided in Appendix A, all amounts deferred under the Plan prior to the Amendment Effective Date shall be governed by the terms of the Plan as in effect on the day before the Amendment Effective Date. Original Effective Date: January 1, 2025 Pre-409A Grandfathering: ☐ Yes ☒ No By executing this Adoption Agreement, the Plan Sponsor (as defined below) has adopted the Plan (as defined below) consisting of the Basic Plan Document along with this Adoption Agreement (and any exhibits or schedules attached hereto). The Plan Sponsor, by completing this Adoption Agreement has made the specific choices regarding plan design as set forth in the Adoption Agreement together with the detailed additional provisions set out in the Basic Plan Document. All capitalized terms used in this Adoption Agreement have the same meaning given in the Basic Plan Document. 1.02 Plan Plan Name: Old Republic International Corporation Nonqualified Deferred Compensation Plan Plan Year: Calendar Year 1.03 Plan Sponsor Name: Old Republic International Corporation Address: 307 North Michigan Ave., Chicago, IL 60601 EIN #: 36-2678171 Fiscal Year: Calendar Year Is stock of the Plan Sponsor, any Employer or any Related Employer publicly traded on an established securities market? ☒ Yes ☐ No

Old Republic International Corporation Nonqualified Deferred Compensation Plan 409A AA – December 2025 2 1.04 Employer The Plan Sponsor maintains a list of Related Employers that are authorized by the Board to participate in and have adopted the Plan as provided on Appendix B, which can be updated at any time by the Plan Sponsor without a formal amendment to the Plan. 1.05 Administrator The Plan Sponsor has designated the following party or parties to be responsible for the administration of the Plan: Name: Compensation Committee of the Board of Directors of the Plan Sponsor Address: 307 North Michigan Ave., Chicago, IL 60601 Note: The Administrator is the person or persons designated by the Plan Sponsor to be responsible for the administration of the Plan. Neither Fidelity Employer Services Company nor any other Fidelity affiliate can be the Administrator. The Administrator may, in its sole discretion, designate employees of the Plan Sponsor to assist the Administrator in the administration of the Plan, including with respect to the execution of documents, and, to the extent permitted by applicable law, delegate from time to time some or all of its authority to determine eligibility to participate under the Plan to a committee or committees consisting of one or more members of the Board and/or one or more officers of the Plan Sponsor. The foregoing authority may only be delegated to an individual who is subject to the reporting rules under Section 16(a) of the Exchange Act and such delegation shall not include the authority to designate participation in the Plan to such individual or any other individual subject to the reporting rules under Section 16(a) of the Exchange Act. Any delegation hereunder shall be subject to the restrictions and limits that the Administrator specifies at the time of such delegation of authority and may be rescinded at any time by the Administrator. At all times, any committee appointed under this Section 1.05(c) shall serve in such capacity at the pleasure of the Administrator. 1.06 Key Employee Determination Dates The Employer has designated [month, day, year] as the Identification Date for purposes of determining Key Employees. In the absence of a designation, the Identification Date is December 31. The Employer has designated [month, day, year] as the effective date for purposes of applying the six month delay in distributions to Key Employees. In the absence of a designation, the effective date is the first day of the fourth month following the Identification Date.

Old Republic International Corporation Nonqualified Deferred Compensation Plan 409A AA – December 2025 3 2.01 Participation (a) ☒ Employees [complete (i), (ii) or (iii)] (i) ☒ Eligible Employees are selected by the Administrator. (ii) ☐ Eligible Employees are those employees of the Employer who satisfy the following criteria: (iii) ☐ Employees are not eligible to participate. (b) ☒ Directors [complete (i), (ii) or (iii)] (i) ☒ All Directors are eligible to participate. (ii) ☐ Only Directors selected by the Employer are eligible to participate. (iii) ☐ Directors are not eligible to participate.

Old Republic International Corporation Nonqualified Deferred Compensation Plan 409A AA – December 2025 4 3.01 Compensation For purposes of determining Participant contributions under Article 4 and Employer contributions under Article 5, Compensation shall be defined in the following manner [complete (a) or (b) and select (c) and/or (d), if applicable]: (a) ☒ Compensation is defined as: Base Salary and Bonuses (b) ☐ Compensation as in without regard to the limitation in Section 401(a)(17) of the Code for such Plan Year. (c) ☒ Director Compensation is defined as: Non-equity plan based Director fees paid in cash (d) ☐ Compensation shall, for all Plan purposes, be limited to $ . (e) ☐ Not Applicable.

Old Republic International Corporation Nonqualified Deferred Compensation Plan 409A AA – December 2025 5 3.02 Bonuses Compensation, as defined in Section 3.01 of the Adoption Agreement, includes the following type of bonuses that will be the subject of a separate deferral election: Type [Will be treated as] Performance Based Compensation Yes No Old Republic International Corporation 2023 Performance Recognition Plan ☐ ☒ Guaranteed annual bonuses as described in an employee’s offer letter ☐ ☒ ☐ ☐ ☐ ☐ ☐ ☐ ☐ Not Applicable.

Old Republic International Corporation Nonqualified Deferred Compensation Plan 409A AA – December 2025 6 4.01 Participant Contributions If Participant contributions are permitted, complete (a) and (b). Otherwise complete (c). (a) Amount of Deferrals A Participant may elect within the period specified in Section 4.01(b) of the Adoption Agreement to defer the following amounts of remuneration. For each type of remuneration listed, complete “dollar amount” and/or “percentage amount”. (i) Compensation other than Bonuses [do not complete if you complete (iii)] Type of Remuneration Dollar Amount % Amount Increment Min Max Min Max Base Salary 1% 50% 1% % % % % % % Note: The increment is required to determine the permissible deferral amounts. For example, a minimum of 0% and maximum of 20% with a 5% increment would allow an individual to defer 0%, 5%, 10%, 15% or 20%. (ii) Bonuses noting a single deferral election as selected by the Participant will apply to all Bonus types listed below [do not complete if you complete (iii)] Type of Bonus Dollar Amount % Amount Increment Min Max Min Max Old Republic International Corporation 2023 Performance Recognition Plan 1% 90% 1% Guaranteed annual bonuses as described in an employee’s offer letter 1% 90% 1% % % %

Old Republic International Corporation Nonqualified Deferred Compensation Plan 409A AA – December 2025 7 (iii) Compensation [do not complete if you completed (i) and (ii)] Dollar Amount % Amount Increment Min Max Min Max % % % (iv) Director Compensation Type of Compensation Dollar Amount % Amount Increment Min Max Min Max Annual Cash Fees (which may include Board Membership Fee, Chairman of the Board Fee, Lead Independent Director Fee, and Committee Chair Fees) 1% 100% 1% Other: % % % (b) Election Period (i) Performance Based Compensation A special election period ☐ Does ☒ Does Not apply to each eligible type of performance based compensation referenced in Section 3.02 of the Adoption Agreement. The special election period, if applicable, will be determined by the Employer.

Old Republic International Corporation Nonqualified Deferred Compensation Plan 409A AA – December 2025 8 (ii) Newly Eligible Participants An employee who is classified or designated as an Eligible Employee during a Plan Year ☒ May ☐ May Not elect to defer Compensation earned during the remainder of the Plan Year by completing a deferral agreement within the 30 day period beginning on the date he or she is eligible to participate in the Plan. The special election period, if applicable, will be determined by the Employer. (c) No Participant Contributions ☐ Participant contributions are not permitted under the Plan.

Old Republic International Corporation Nonqualified Deferred Compensation Plan 409A AA – December 2025 9 5.01 Employer Contributions If Employer contributions are permitted, complete (a) and/or (b). Otherwise complete (c). (a) Matching Contributions (i) Amount For each Plan Year, the Employer shall make a matching contribution on behalf of each Participant who defers Compensation for the Plan Year and satisfies the requirements of Section 5.01(a)(ii) of the Adoption Agreement equal to [complete the ones that are applicable]: (A) ☐ [insert percentage]% of the Compensation the Participant has elected to defer for the Plan Year (B) ☐ An amount determined by the Employer in its sole discretion (C) ☐ Matching contributions for each Participant shall be limited to $ and/or [insert percentage]% of Compensation (D) ☒ Other: If declared by the Employer in its sole discretion, an amount sufficient to restore missed 401(k) matching contributions for eligible participants. (E) ☐ Not Applicable [Proceed to Section 5.01(b)] (ii) Eligibility for matching contribution If a matching contribution is declared by the Employer for a Plan Year, each Participant who defers Compensation for such Plan Year shall receive an allocation of matching contributions determined in accordance with Section 5.01(a)(i) provided he or she satisfies the following requirements [complete the ones that are applicable]: (A) ☒ Describe requirements: A Participant who misses out on matching contributions in the 401(k) Plan during a Plan Year as a result of deferring to this plan during the same Plan Year.

Old Republic International Corporation Nonqualified Deferred Compensation Plan 409A AA – December 2025 10 (B) ☐ Is selected by the Employer in its sole discretion to receive an allocation of matching contributions (C) ☐ No requirements (iii) Time of Allocation Matching contributions, if made, shall be treated as allocated [select one]: (A) ☐ As of the last day of the Plan Year (B) ☒ At such times as the Employer shall determine in its sole discretion (C) ☐ At the time the Compensation on account of which the matching contribution is being made would otherwise have been paid to the Participant (D) ☐ Other: (b) Other Contributions (i) Amount The Employer shall make a contribution on behalf of each Participant who satisfies the requirements of Section 5.01(b)(ii) equal to [complete the ones that are applicable]: (A) ☐ An amount equal to [insert percentage]% of the Participant’s Compensation (B) ☒ An amount determined by the Employer in its sole discretion (C) ☐ Contributions for each Participant shall be limited to $

Old Republic International Corporation Nonqualified Deferred Compensation Plan 409A AA – December 2025 11 (D) ☐ Other: (E) ☐ Not Applicable [Proceed to Section 6.01] (ii) Eligibility for Other Contribution A Participant shall receive an allocation of other Employer contributions determined in accordance with Section 5.01(b)(i) for the Plan Year if he or she satisfies the following requirements [complete the one that is applicable]: (A) ☐ Describe requirements: (B) ☒ Is selected by the Employer in its sole discretion to receive an allocation of other Employer contributions (C) ☐ No requirements (iii) Time of Allocation Employer contributions, if made, shall be treated as allocated [select one]: (A) ☐ As of the last day of the Plan Year (B) ☒ At such times or times as the Employer shall determine in its sole discretion (C) ☐ Other: (c) No Employer Contributions ☐ Employer contributions are not permitted under the Plan.

Old Republic International Corporation Nonqualified Deferred Compensation Plan 409A AA – December 2025 12 6.01 Distributions The timing and form of payment of distributions made from the Participant’s vested Account shall be made in accordance with the elections made in this Section 6.01 of the Adoption Agreement except when Section 9.6 of the Plan requires a six month delay for certain distributions to Key Employees of publicly traded companies. (a) Timing of Distributions (i) All distributions shall commence in accordance with the following [choose one]: (A) ☐ As soon as administratively feasible following the distribution event but in no event later than the time prescribed by Treas. Reg. Sec. 1.409A-3(d). (B) ☐ Monthly on specified day [insert month and day] (C) ☐ Annually on specified month and day [insert month and day] (D) ☒ Calendar quarter on specified month and day that is equal to the first (1st) business day of each calendar quarter of January, April, July, and October. (ii) The timing of distributions as determined in Section 6.01(a)(i) shall be modified by the adoption of: (A) ☐ Event Delay – Distribution events other than those based on Specified Date or Specified Age will be treated as not having occurred for __ months (B) ☐ Hold Until Next Year – Distribution events other than those based on Specified Date or Specified Age will be treated as not having occurred for twelve months from the date of the event if payment pursuant to Section 6.01(a)(i) will thereby occur in the next calendar year or on the first payment date in the next calendar year in all other cases (C) ☐ Immediate Processing – The timing method selected by the Plan Sponsor under Section 6.01(a)(i) shall be overridden for the following distribution events [insert events]: (D) ☒ Not applicable

Old Republic International Corporation Nonqualified Deferred Compensation Plan 409A AA – December 2025 13 (b) Distribution Events (i) Participant Contributions under Section 4.01(a) Participants may elect the following payment events and the associated form or forms of payment. If multiple events for each year are selected, the earliest to occur will trigger payment. For installments, insert the range of available periods (e.g., 5-15) or insert the periods available (e.g., 5, 7, 9). Lump Sum Installments (A) ☒ Specified Date (January, April, July, and October YYYY) ☒ 1-5 years (B) ☐ Specified Age ☐ years (C) ☒ Separation from Service ☒ 1-10 years (D) ☐ Separation from Service plus 6 months ☐ years (E) ☐ Separation from Service plus months [not to exceed months] ☐ years (F) ☐ Retirement ☐ years (G) ☐ Retirement plus 6 months ☐ years (H) ☐ Retirement plus 12 months ☐ years (I) ☐ Disability ☐ years (J) ☐ Death ☐ years (K) ☒ Change in Control (optional election) ☒ years The minimum deferral period for Specified Date or Specified Age event shall be 3 years.

Old Republic International Corporation Nonqualified Deferred Compensation Plan 409A AA – December 2025 14 Installments may be paid [select each that applies] ☐ Monthly ☒ Quarterly ☐ Semi-Annually ☒ Annually (ii) Employer Contributions under Section 5.01(a) and (b) Participants may elect the following payment events and the associated form or forms of payment. If multiple events for each year are selected, the earliest to occur will trigger payment. For installments, insert the range of available periods (e.g., 5-15) or insert the periods available (e.g., 5, 7, 9). Lump Sum Installments (A) ☐ Specified Date ☐ years (B) ☐ Specified Age ☐ years (C) ☒ Separation from Service ☒ 1-10 years (D) ☐ Separation from Service plus 6 months ☐ years (E) ☐ Separation from Service plus months [not to exceed months] ☐ years (F) ☐ Retirement ☐ years (G) ☐ Retirement plus 6 months ☐ years (H) ☐ Retirement plus 12 months ☐ years (I) ☐ Disability ☐ years (J) ☐ Death ☐ years (K) ☒ Change in Control (optional election) ☒ years

Old Republic International Corporation Nonqualified Deferred Compensation Plan 409A AA – December 2025 15 The minimum deferral period for Specified Date or Specified Age event shall be Not Applicable years. Installments may be paid [select each that applies] ☐ Monthly ☒ Quarterly ☐ Semi-Annually ☒ Annually (c) Specified Date and Specified Age elections may not extend beyond age Not Applicable. (d) Payment Election Override Payment of the remaining vested balance of the Participant’s Account will automatically occur at the time specified in Section 6.01(a) of the Adoption Agreement in the form indicated upon the earliest to occur of the following events [check each event that applies and for each event include only a single form of payment]: Events Form of Payment Lump Sum Installments ☐ Separation from Service ☐ ☐ Separation from Service before Retirement ☐ ☒ Death ☒ ☒ Disability ☒ ☐ Not Applicable ☐

Old Republic International Corporation Nonqualified Deferred Compensation Plan 409A AA – December 2025 16 (e) Involuntary Cashouts ☒ If the Participant’s vested Account at the time of his or her Separation from Service does not exceed $50,000, distribution of the vested Account shall automatically be made in the form of a single lump sum in accordance with Section 9.5 of the Plan. ☐ There are no involuntary cashouts. (f) Retirement ☒ Retirement shall be defined as a Separation from Service that occurs on or after the day the Participant attains age 65 ☐ No special definition of Retirement applies. (g) Distribution Election Change A Participant ☒ Shall ☐ Shall Not be permitted to modify a scheduled distribution date and/or payment option in accordance with Section 9.2 of the Plan. A Participant shall generally be permitted to elect such modification 2 times. Administratively, allowable distribution events will be modified to reflect all options necessary to fulfill the distribution change election provision.

Old Republic International Corporation Nonqualified Deferred Compensation Plan 409A AA – December 2025 17 (h) Frequency of Elections The Plan Sponsor ☒ Has ☐ Has Not elected to permit annual elections of a time and form of payment for amounts deferred under the Plan. If a single election of a time and/or form of payment is required, the Participant will make such election at the time he or she first completes a deferral agreement which, in all cases, will be no later than the time required by Reg. Sec. 1.409A-2. (i) Disability For Purposes of Section 2.11 of the Plan, Disability shall be defined as ☒ Total disability as determined by the Social Security Administration or the Railroad Retirement Board. ☒ As determined by the Employer’s long term disability insurance policy. ☐ As follows [insert description of requirements]: ☐ Not applicable.

Old Republic International Corporation Nonqualified Deferred Compensation Plan 409A AA – December 2025 18 7.01 Vesting (a) Matching Contributions The Participant’s vested interest in the amount credited to his or her Account attributable to matching contributions shall be based on the following schedule: ☐ Years of Service Vesting % 0% [insert “100” if there is immediate vesting] 1% 2% 3% 4% 5% 6% 7% 8% 9% ☒ Other: Matching contributions will vest in accordance with the vesting schedule for matching contributions under the 401(k) Plan. ☐ Class year vesting applies: ☐ Not applicable.

Old Republic International Corporation Nonqualified Deferred Compensation Plan 409A AA – December 2025 19 (b) Other Employer Contributions The Participant’s vested interest in the amount credited to his or her Account attributable to Employer contributions other than matching contributions shall be based on the following schedule: ☐ Years of Service Vesting % 0% [insert “100” if there is immediate vesting] 1% 2% 3% 4% 5% 6% 7% 8% 9% ☒ Other: At the discretion of the Employer as specified at the time any discretionary contributions are made to the Plan. ☐ Class year vesting applies: ☐ Not applicable.

Old Republic International Corporation Nonqualified Deferred Compensation Plan 409A AA – December 2025 20 (c) Acceleration of Vesting The Participant’s vested interest in his or her Account will automatically be 100% upon the occurrence of the following events [select the ones that are applicable]: (i) ☒ Death. (ii) ☒ Disability. (iii) ☒ Change in Control. (iv) ☒ Eligibility for Retirement. (v) ☐ Other: (vi) ☐ Not applicable. (d) Years of Service (i) A Participant’s Years of Service shall include all service performed for the Employer and ☒ Shall ☐ Shall Not include service performed for the Related Employer.

Old Republic International Corporation Nonqualified Deferred Compensation Plan 409A AA – December 2025 21 (ii) Years of Service shall also include service performed for the following entities: (iii) Years of Service shall be determined in accordance with [select one]: (A) ☐ The elapsed time method in Treas. Reg. Sec. 1.410(a)-7 (B) ☐ The general method in DOL Reg. Sec. 2530.200b-1 through b-4 (C) ☒ Participant’s Years of Service credited under: The ORI 401(k) Savings and Profit Sharing Plan (D) ☐ Other: (iv) ☐ Not applicable.

Old Republic International Corporation Nonqualified Deferred Compensation Plan 409A AA – December 2025 22 8.01 Unforeseeable Emergency (a) A withdrawal due to an Unforeseeable Emergency as defined in Section 2.24: ☒ Will ☐ Will Not [if Unforeseeable Emergency withdrawals are not permitted, proceed to Section 9.01] be allowed. (b) Upon a withdrawal due to an Unforeseeable Emergency, a Participant’s deferral election for the remainder of the Plan Year: ☒ Will ☐ Will Not be cancelled. If cancellation occurs, the Participant may resume participation in accordance with Article 4 of the Plan.

Old Republic International Corporation Nonqualified Deferred Compensation Plan 409A AA – December 2025 23 9.01 Investment Decisions Investment decisions regarding the hypothetical amounts credited to a Participant’s Account shall be made by [select one]: (a) ☒ The Participant or his or her Beneficiary (b) ☐ The Employer

Old Republic International Corporation Nonqualified Deferred Compensation Plan 409A AA – December 2025 24 10.01 Trust The Employer [select one]: ☒ Does ☐ Does Not intend to establish a trust as provided in Article 11 of the Plan.

Old Republic International Corporation Nonqualified Deferred Compensation Plan 409A AA – December 2025 25 11.01 Termination Upon Change In Control The Plan Sponsor ☒ Reserves ☐ Does Not Reserves the right to terminate the Plan and distribute all vested amounts credited to Participant Accounts upon a Change in Control as described in Section 9.7. 11.02 Automatic Distribution Upon Change In Control Distribution of the remaining vested balance of each Participant’s Account ☐ Shall ☒ Shall Not automatically be paid as a lump sum payment upon the occurrence of a Change in Control as provided in Section 9.7. 11.03 Change In Control A Change in Control for Plan purposes includes the following [select each definition that applies]: (a) ☒ A change in the ownership of the Employer as described in Section 9.7(c) of the Plan. (b) ☒ A change in the effective control of the Employer as described in Section 9.7(d) of the Plan. (c) ☒ A change in the ownership of a substantial portion of the assets of the Employer as described in Section 9.7(e) of the Plan. (d) ☒ A change in the majority representation of the Board of Directors. (e) Not Applicable.

Old Republic International Corporation Nonqualified Deferred Compensation Plan 409A AA – December 2025 26 12.01 Governing State Law The laws of Illinois shall apply in the administration of the Plan to the extent not preempted by ERISA.

Execution Page Old Republic International Corporation Nonqualified Deferred Compensation Plan 409A AA – December 2025 27 The Plan Sponsor has caused this Adoption Agreement to be executed this 11th day of December, 2025. Plan Sponsor: Old Republic International Corporation By: Title: President & Chief Executive Officer

Old Republic International Corporation Nonqualified Deferred Compensation Plan 409A AA – December 2025 28 Appendix A Special Effective Dates Not Applicable

Old Republic International Corporation Nonqualified Deferred Compensation Plan 409A AA – December 2025 29 Appendix B Related Employers • BITCO Corporation • Great West Casualty Company, including entities whose employees are on a master payroll through Great West Casualty Company: − Joe Morten & Son, Inc. • Old Republic General Services, Inc., including entities whose employees are on a master payroll through ORGS: − Old Republic Accident & Health, Inc. − Old Republic Aerospace, Inc. − Old Republic Allied Management Company − Old Republic Asset Management Corporation − Old Republic Excess & Surplus, Inc. − Old Republic General Insurance Group, Inc. − Old Republic Inland Marine, Inc. − Old Republic Lawyers Specialty Insurance, Inc. − Old Republic Professional Liability, Inc. − Old Republic Residual Market Services, Inc. − Old Republic Risk Management, Inc. − Old Republic Specialty Insurance Underwriters, Inc. • Old Republic Home Protection Company, Inc. • Old Republic Insured Automotive Services, Inc. • Old Republic National Title Insurance Company • Old Republic Title Tech Companies, Inc. • Old Republic Surety Company • PMA General Services, Inc. • Pennsylvania Manufacturers’ Association Insurance Co. • PMA Management Corp.